Exhibit 99.2

Makers of

Disclaimer

This confidential presentation is being delivered to you by Gelesis, Inc. ("Gelesis") and Capstar Special Purpose Acquisition Corp. ("CPSR") in connection with a potential business combination (the "Business Combination") between Gelesis and CPSR and the offering of securities of the post-business combination company in a private placement. This presentation is furnished on a confidential basis. The presentation is for informational purposes only and is being provided solely to assist interested parties in making their own evaluation with respect to the Business Combination and may not be reproduced or redistributed, in whole or in part, without the prior written consent of Gelesis and CPSR. The information contained herein does not purport to be all-inclusive.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, CPSR intends to file a proxy statement/prospectus on Form S-4 with the U.S. Securities and Exchange Commission (the "SEC"), which will be used at the meeting of CPSR shareholders to approve the Business Combination. Investors and security holders of CPSR and Gelesis are urged to read the proxy statement/prospectus, any amendments thereto and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about Gelesis, CPSR and the Business Combination. The definitive proxy statement will be mailed to stockholders of CPSR as of a record date to be established for voting on the Business Combination. Investors and security holders will also be able to obtain copies of the proxy statement/prospectus on Form S-4 and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC's website at www.sec.gov, or by directing a request to: Capstar Special Purpose Acquisition Corp., 405 West 14th Street, Austin, TX 78701, Attention: R. Steven Hicks, Chief Executive Officer, (512) 340-7800.

Participants in the Solicitation

CPSR and Gelesis and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from CPSR's stockholders with respect to the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of CPSR's directors and executive officers in the final prospectus for CPSR's initial public offering, which was filed with the SEC on July 6, 2020, and is available free of charge at the SEC's website at www.sec.gov, or by directing a request to: Capstar Special Purpose Acquisition Corp., 405 West 14th Street, Austin, TX 78701, Attention: R. Steven Hicks, Chief Executive Officer, (512) 340-7800. To the extent that holdings of CPSR's securities have changed from the amounts reported in the final prospectus, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to CPSR's shareholders in connection with the Business Combination is set forth in the proxy statement/prospectus on Form S-4 for the Business Combination, which is expected to be filed by CPSR with the SEC.

No Offer or Solicitation

This presentation and any oral statements made in connection with this presentation is for informational purposes only and shall neither constitute, or form a part of, an offer to sell nor the solicitation of an offer to sell or an offer to buy nor the solicitation of any offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Business Combination and any related financing, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom, and otherwise in accordance with applicable law.

Use of Projections and Illustrative Presentations

The financial projections, estimates, targets and illustrative presentations in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Gelesis' and CPSR's control, and are for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. See "Forward-Looking Statements and Investment Considerations" below. All financial projections, estimates, targets and illustrative presentations are necessarily speculative. In addition, Gelesis and CPSR believe that the preparation of prospective or illustrative financial information regarding any business, but particularly a business at the stage of commercial development of Gelesis, involves significantly and increasingly higher levels of uncertainty the further out the projection, estimate, target or illustrative presentation extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates, targets and illustrative presentations in this presentation should not be regarded as an indication that Gelesis, CPSR, or their representatives, considered or consider the financial projections, estimates, targets and illustrative presentation to be a reliable predictions of future events, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Further, illustrative presentations are not necessarily based on management projections, estimates, expectations or targets but are presented for illustrative purposes only.

Industry and Market Data

The data contained herein is derived from various internal and external sources. In addition, all of the market data in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. While Gelesis believes its internal research is reliable, such research has not been verified by any independent source. Accordingly, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. CPSR and Gelesis assume no obligation to update any information in this presentation, except as required by law. Further, the historical financial data included in this presentation were audited by Gelesis in accordance with private company AICPA standards. Therefore, such information and data may not be included, may be adjusted, or may be presented differently, in any proxy statement/prospectus to be filed with the SEC.

2

GELESIS

Disclaimer (Continued)

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and Gelesis' and CPSR's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, © or ® symbols, but Gelesis, CPSR and their affiliates will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Forward-Looking Statements and Investment Considerations

Certain statements in this presentation may constitute "forward-looking statements" within the meaning of the federal securities laws. The words "anticipate," "believe," continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "strive," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking statements include, but are not limited to, statements regarding Gelesis' and CPSR's expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Gelesis and CPSR assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Gelesis and CPSR give no assurance that any expectations set forth in this presentation will be achieved. Various factors could cause actual future results, performance or events to differ materially from those described herein. This presentation does not purport to be all-inclusive or to contain all the information that a prospective investor may desire in making an evaluation. Each investor must conduct and rely on its own evaluation, including of the associated risks, in making an investment decision.

Some of the factors that may impact future results and performance may include, without limitation: (i) the size, demand and growth potential of the markets for Plenity, Gelesis' other product candidates and its ability to serve those markets; (ii) the degree of market acceptance and adoption of Gelesis' products; (iii) Gelesis' ability to develop innovative products and compete with other companies engaged in the weight loss industry; (iv) Gelesis ability to complete successfully the full commercial launch of Plenity and its growth plans, including new possible indications and the clinical data from ongoing and future studies about liver and other diseases; (v) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the stockholders of CPSR is not obtained; (vi) failure to realize the anticipated benefits of the Business Combination , including as a result of a delay or difficulty in integrating the businesses of CPSR and Gelesis; (vii) the amount of redemption requests made by CPSR stockholders; (viii) the ability of CPSR or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed business combination or in the future; and (ix) those factors discussed in CPSR's final prospectus dated July 6, 2020 and Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and the Registration Statement, in each case, under the heading "Risk Factors" and other documents of CPSR filed, or to be filed, with the SEC, including the proxy statement/prospectus on Form S-4 relating to the Business Combination, which is expected to be filed by CPSR with the SEC. These filings address other important risks and uncertainties that could cause actual results and events to differ materially from those contained in the forward-looking statements.

The information in this presentation and any oral statements made in connection with this presentation is subject to change and is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in the Business Combination and is not intended to form the basis of any investment decision in or any other decisions in respect of the Business Combination. This presentation does not constitute either advice or a recommendation regarding any securities. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary and must make your own decisions and perform your own independent investment and analysis of an investment in the Business Combination and the transactions contemplated. Neither Gelesis and CPSR nor any of their respective affiliates nor any of their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained in this presentation. The reader shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making its investment or decision to invest in the Business Combination. None of Gelesis or CPSR nor any of their respective affiliates nor any of their control persons, officers, directors, employees or representatives, shall be liable to the reader for any information set forth herein or any action taken or not taken by any reader, including any investment in shares of any special purpose acquisition company, Gelesis, or the Business Combination. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

This presentation includes certain non-GAAP financial measures on a forward-looking basis such as EBITDA and gross profit. These non-GAAP measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any performance measures derived in accordance with GAAP. Gelesis believes that these non-GAAP measures of future financial results provide useful supplemental information to investors about Gelesis and its management uses such forward-looking non-GAAP measures to evaluate Gelesis' projected financials and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents and other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, Gelesis' non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Additionally, the forward-looking non-GAAP financial measures provided are presented on a non-GAAP basis without reconciliations of such measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations.

3

GELESIS

Capstar & Gelesis Teams 4 • Deep experience identifying value in both public and private companies in the Consumer, Media, Healthcare, and Hospitality sectors • Founded Capstar Partners in 2000, participating in middle market buyouts and real estate investments, among others R. Steven Hicks Chairman, CEO and CFO • Executive Vice President, Global Credit Opportunity strategy at PIMCO • Previously a high yield and leveraged loan credit analyst at Beach Point Capital and in the Leveraged Finance Group at Credit Suisse • 14 years of investment experience Dan Degtyar Board Observer • Co - founder of CAVU Venture Partners • Previously founded growth consumer brands, including Deep Eddy Vodka, Waterloo Sparkling Water, and Sweet Leaf Tea • Two times awarded the Ernst & Young Entrepreneur of the Year Clayton Christopher Co - Sponsor and Board Advisor • Currently Head of Strategy, Finance and Supply Chain at Taco Bell I nternational , a Yum! Brands company • Previously held multiple roles across Strategy, Finance and M&A at Taco Bell and Pizza Hut • Prior to joining the Yum! Brands family of companies was in the Consumer Group at Credit Suisse and M&A / Strategy Group at Fonterra Rodrigo de la Torre Lead Director • Managing Partner, Capstar Ventures • Experience investing in emerging consumer brands at Grace Beauty Capital and in early stage medtech at De Novo Ventures • Previously Senior Process Engineer building large scale manufacturing facilities at Merck & Co, Inc. Kathryn Cavanaugh Director • Co - Founder and Managing Member of EQ Capital Strategies • Previously served as CAO for Senior Care Centers and as Executive Vice President and General Counsel at Harden Healthcare Benjamin Hanson Advisor Yishai Zohar Chief Executive Officer & Founder Alessandro Sannino Ph.D., Head of Material Science & Inventor Harry L. Leider M.D., M.B.A., FACPE, Chief Medical Officer Elaine Chiquette Pharm.D., Chief Scientific Officer David Pass Pharm.D., Chief Commercial & Operating Officer Elliot Maltz CPA, Chief Financial Officer

Transaction Overview

Overview[1]	Enterprise value of ~$1.0 billion Equity value of ~$1.3 billion
Valuation[2]	5.6x and 2.2x 2022E and 2023E net sales, respectively 7.0x 2023E EBITDA
PIPE Financing	$100.0 million common equity PIPE at $10.00 per share Investors include PIMCO, Kennedy Lewis Investment Management, Pritzker Vlock Family Office, China Medical Systems (CMS), and PureTech Health
Ownership[3]	Existing shareholders to roll 100% of existing equity and receive ~68% of the pro forma equity
Earn-out	15.0 million shares issued to Gelesis' existing shareholders in 5.0 million share increments at $12.50, $15.00, and $17.50 per share
Use of Proceeds	To fund broader commercial launch, increased manufacturing capacity and other general corporate purposes

1. Pro forma basis. At $10.00 per share and assumes no redemptions.
2. Implied pro forma enterprise value to net sales and EBITDA multiples.
3. Assumes no redemptions or warrant conversion.

5

GELESIS

Capstar Investment Thesis
Plenity is a Novel, Accessible, and FDA-cleared Solution Addressing the Obesity Crisis

Large Addressable Market with the Broadest Label of Any Weight Management Approach

U.S. Population Estimate[1]

BMI[2] Scale


~80M Overweight
~73M with Obesity
25
27
30
40

Disruptive Proprietary Solution Ready to Scale

- **Effective**
  FDA cleared[3] with 6 out of 10 adults having lost on average 10% of their weight in a double-blind trial
- **Attractive Safety Profile**
  Naturally-derived building blocks with a safety profile equal to placebo
- **Accessible**
  Go-to-market strategy leverages telehealth platform

Beta Product Launch Demonstrates Strong Demand

#1

Leading prescribed weight management product in launch month with ~50% more new monthly members[4] than other branded prescription therapies

Strong R&D Pipeline Targeting Adjacent Markets[5]

GELESIS

A platform for potential future products to address large unmet health needs


Plenity
~150 MM
GS200 in prediabetes & diabetes
~120 MM
GS300 for NAFLD
~64 MM
GS500 for FC
~35 MM
Plenity in adolescents
~5 MM
Metabolic conditions
Functional GI disorder

1. Based on 2013-2014 cycle of NHANES data.
2. Body Mass Index
3. Class II De novo classification.
4. October 2020 IQVIA data.
5. Numbers represent addressable populations in US.

6

GELESIS

Capstar & Gelesis A Highly Complementary Combination 7 r Disruptive weight management platform Large and growing addressable market Team of highly experienced scientists & commercialization leaders Early success with consumer engagement Leading brand builders Experience supporting growth of digitally - native brands Deep relationships with influencers and celebrity community Ability to drive broad consumer engagement

Overweight and Obesity Global Health Crisis Left Unattended 8 Sources: Ourworldindata.org/grapher/share - of - adults - who - are - overweight. Xia Y, Kelton C, Guo J. Treatment of obesity: Pharmacotherapy trends in the United States from 1999 to 2010. Obesity 2015; 23:1721 – 1728. Drug therapy is only used in 2% of eligible population due to safety / tolerability issues Behavioral approaches alone had limited long - term success

The Pandemic has Put a Spotlight on Obesity and Access to Care 9 1. Obesity Reviews metanalysis, August 2020. 2. Extrapolated from 246,324,983 Americans aged 18+ based on an online survey conducted Oct 26 - Nov 3 by Kelton Global on behalf of Gelesis. 3. Cdn2.hubspot.net. 2020. Telemedicine Adoption In The Age Of COVID - 19 And Beyond. 4. Syneos Health exclusive research, 2020. People with obesity are 48% more likely to die from COVID 1 71 million Americans have gained weight during the pandemic 2 Weight is top of mind: 60% of Americans want to feel healthier and 51% want to lose weight in 2021 2 Excess Weight has taken on Increased Significance How we Access Healthcare has Changed for the Long Haul are likely to continue to use telehealth would be likely to use telemedicine of physicians say they are more comfortable with telehealth 4 to manage prescriptions after the pandemic ends 3 83% 93% 90% &

Gelesis Mission 10 Empower people to improve and change their diet, lifestyle, and health, utilizing a nature - inspired technology

Today’s Obesity Crisis Driven by Portion Size and Food Choices 11 Portion Size Food Quality Source: https://www.vox.com/2016/8/31/12368246/obesity - america - 2018 - charts.

Our Proprietary Biomimetic Technology A Hydrogel Designed to Mimic the Effect of Eating Raw Vegetables 12 Within minutes, a large volume of small solid gel pieces, with composition and firmness similar to ingested raw vegetables, is created in the stomach Cucumber

From Science to Consumer 13 Gelesis incubated from PureTech Health with world leading experts Breakthrough in material science The first & only superabsorbent hydrogel made from foods Disruptive telehealth & pharmacy distribution and patient support fully operational Large scale commercial manufacturing process developed First Ex - US strategic partnership to commercialize Plenity in China With a beta launch, Plenity became the leading branded weight management prescribed product for new patients 1 Robust efficacy/safety profile with FDA clearance & broadest label Science Milestones Commercial Milestones 1. In launch month of October 2020.

Strong Executive Team with Rich Commercial and Operational Experience



Yishai Zohar
Chief Executive Officer & Founder

- Entrepreneur and inventor with strong track record of launching industry innovating companies. Recognized by EY & Fast Company
- Co-founded PureTech (Nasdaq: PRTC), a biopharma company developing ground-breaking therapeutics that target the Brain-Immune-Gut axis

GELESIS
PURETECH HEALTH



David Pass
Pharm.D., Chief Commercial & Operating Officer

- 25+ years of commercial & BD expertise across therapeutic areas with a focus on consumer driven primary care
- Built and led diabetes franchise in Alliance between Eli Lilly and Boehringer-Ingelheim

Johnson & Johnson
GILEAD
Bristol Myers Squibb



Harry L. Leider
M.D., M.B.A, FACPE, Chief Medical Officer

- Served as Chief Medical Officer and Group Vice President at Walgreens, helped build the telehealth platform
- Broad payor and population health experience

Walgreens
UnitedHealthcare Medicare Solutions



Elaine Chiquette
Pharm.D., Chief Scientific Officer

- 15+ years of leadership experience in pharmaceutical, biotechnology, and medical device industry
- Most recently served as VP of Medical Affairs at GI Dynamics gi Dynamics
Roche
AMYLIN



Elliot Maltz
CPA, Chief Financial Officer

- 15 years of accounting and corporate finance experience working with public and private companies
- Previously held leadership roles at Deloitte & Touche LLP and Sapient Corp.

Deloitte.



Alessandro Sannino
Ph.D., Head of Material Science & Inventor

- Co-inventor of the GS100 technology, Professor of Polymer Science & Technology and the director of the Biolabs at University of Salento
- Oversees Life Science division of the Puglia District of Technology and adjunct faculty at Massachusetts Institute of Technology (MIT)

MIT Massachusetts Institute of Technology
Università del Salento

14
GELESIS

Clinical Proof & FDA Label

Plenity in Action



Intake

Plenity capsules taken **with water** prior to a meal

1



Release & Expand

Thousands of particles are released and **expand by absorbing water**, creating small gel pieces, filling up to ~1/4 of the stomach volume

2



Changing food properties in the stomach

The small gel pieces mix homogenously with food and enhance satiety by **increasing the volume and firmness** of the ingested meal

3



Changing food properties in the intestine

Particles **maintain their 3D structure** throughout the small intestine and trigger additional satiety mechanisms between meals through the day

4



Elimination

Particles degrade in the large intestine, **water is released and reabsorbed** by body, and remnants are eliminated from body

5

16

GELESIS

Robust Efficacy / Safety Profile

Responders

Adults **achieving 5% or greater** weight loss

6 out of **10**

These responders lost on average 10% of their weight (22 lbs) or ~3.5 inches from their waist

Plenity doubled the odds of achieving 5% or greater weight loss compared with placebo

Super Responders

Adults **achieving 10% or greater** weight loss


26%

were “super-responders” to Plenity, **losing on average 14% of their weight (30 lbs)**

Safety / Side Effects / Tolerability

Plenity had a side effect profile equal to placebo, and no serious adverse events

17

Source: Greenway, F. et. al, A Randomized, Double-Blind, Placebo-Controlled Study of Gelesis100: A Novel Nonsystemic Oral Hydrogel for Weight Loss. *Obesity* (2018) 0, 1-12. doi:10.1002/oby.22347.

GELESIS

Plenity Broadest Label of Any Weight Management Approach 18 Plenity is FDA - cleared, regulated as a device, prescribed like a drug, and promoted like a consumer brand Clinically Proven FDA - cleared, with a robust efficacy / safety profile Broad Label 1 ~150 million adults 2 in US alone with excess weight fall within the Plenity label Extended Therapy No limitation on duration of therapy 1. Plenity is indicated to aid in weight management in overweight and obese adults with a Body Mass Index (BMI) of 25 - 40 kg/m² when used i n conjunction with diet and exercise. 2. Based on 2013 - 2014 cycle of NHANES data.

Go - to - Market Strategy

Addressing Unmet Need in Weight Management for Majority of Americans 20 1. Based on 2013 - 2014 cycle of NHANES data. 2. Indicated up to 40 BMI. US Population 1 Covering BMI 25 - 30 spectrum with minimal competition from existing therapies 33M 47M 50M 23M 19M BMI 25-27 BMI 27-30 BMI 30-35 BMI 35-40 BMI >40 Hope to lose 15 - 40 pounds Hope to lose >40 pounds Current oral therapies infrequently meet consumer expectations Target 2

Platform Technology Allows for Market Disruption & Rapid Adoption 21 Consumer Engagement Direct - to - consumer marketing as a primary demand driver – significantly reduces sales force costs Convenient Patient Access Immediate patient access to physicians at no cost with real - time communications leveraging telehealth Home Delivery Bypass wholesaler and significantly reduce margin erosion by utilizing two - day pharmacy direct shipping Simple Pricing Reasonably priced for consumer out - of - pocket costs creating price transparency and no payor rebates

Consumer - Centric Model Convenience, Journey Support, and Affordable Pricing 22 Patient Activation Fulfillment Direct - to - patient Traditional HCP Interaction Telemedicine Visit Increased Telehealth Satisfaction ~10% higher than traditional live HCP

Partnerships to Support Members’ Wellness 23 Patient Access Lifestyle Support Expanding Reach • Leverage Ro’s nationwide telehealth services to help make Plenity easily available to appropriate patients • Mail order pharmacy for non - telehealth patients • Discount on Noom subscription for Plenity members to better support their weight loss journey • Discount for Plenity Members on WW subscription • Dedicated online WW / Plenity sub - community • Provide WW content in Plenity membership experience • Commercialization rights of Plenity in China • $35mm up - front licensing fees, equity investment and up to $388mm in milestones as well as royalties • Warehousing, distribution, and sales order processing agreement Telehealth Platform Online Pharmacy Lifestyle/ Behavioral Support Complementary Products 3rd Party Logistics Geographic Expansion

Attractive Consumer Flywheel, Driving Enhanced Value and Establishing Strong Brand Equity 24 Subscription Business Model Monthly / quarterly shipments High Member Virality 80 % active private community members High Consumer Demand/ Easy Physician Access ~7 - 9K myplenity.com website hits a day and 90 - 95% grant rate among eligible patients in telehealth Consumer Connectivity Proactive email and SMS support on expectation setting, new habit formation, and adherence from both Gelesis and Ro Favorable Benefit / Risk Profile 6 out of 10 adults achieved 10% weight loss on average with side effects no different than placebo Member

Surpassed All Other Branded Weight Loss Products in New Patients for October 2020 25 Limited Launch Proof of Concept Plenity Already Surpasses Market Leaders New Monthly Patients 9.8K 6.7K 6.5K 1 1 Adoption: Plenity grew membership to >48K, adding ~12K in only 6 weeks (limited by supply) Engagement: >40% of members opt - in to direct company communications Experience: 74% member satisfaction with onboarding experience and 95% with ease of purchase Strong Early Metrics Opportunity to work with celebrities to create broader momentum across social media and enhance adoption beyond the resounding success seen in the beta launch 1. October 2020 IQVIA data.

Manufacturing & Financial Forecast

Rapidly Building Manufacturing Capacity 27 - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Monthly Units Manufacturing Supply Total Demand Projected Production & Demand Over $40 million invested thus far • Gelesis owns land to construct 8 lines Manufacturing capacity & cost • 160,000 monthly units 1 per line • 18 - to 24 - month lead time to build each line Construction of first three lines underway • Line 1: 50% capacity Aug 2021, 100% capacity Dec 2021 • Line 2: Q2 2022E • Line 3: Q4 2022E 1. Unit: 28 - day supply.

Significant Value Created by Commercial Launch of Plenity 28 Projected Revenue Forecast Financial Summary 20 141 311 6 30 131 2021 2022 2023 US Revenue RoW Net Revenues 69,000 244,000 421,000 Units 1 Sold in Dec. Expected >50% CAGR through peak Achieve profitability in 2023E Plenity Targets • US business will constitute 70% of net revenues • Target US population of 18 million individuals • Product versatility and large TAM offers significant runway for growth beyond the projection period • Patent protection through at least 2035 Represents <0.5% penetration of total eligible market 26 171 442 $Million 1. Unit: 28 - day supply.

Strong Economic Margins 29 US Unit Economics 2021E 2022E 2023E Gross Selling Price $96 $97 $99 Gross - to - net deduction 76% 77% 77% Net selling price $73 $75 $76 Cost of goods $50 $28 $22 Gross Profit $23 $46 $54 % Gross margin 32% 62% 71% Total Economics ($M): Net revenues 26 171 442 Gross profit 5 95 280 EBITDA (105) (32) 137 % EBITDA margin - - 31% Initial pricing at $98 per 28 - day supply Strong margins with cost of goods declining through transition from small - scale batch process to commercial - scale continuous production Opportunity to reduce consumer acquisition cost (CAC) by increasing overall awareness Key Assumptions and Drivers of Value

Use of Proceeds Focused on Commercialization 30 Drive patient demand through top of funnel awareness and performance marketing Build contract salesforce to drive awareness among healthcare professionals and accelerate traditional prescribing Expand manufacturing to meet anticipated demand and support geographical expansion Approved grants providing significant additional funding for manufacturing and clinical trials Illustrative Allocation of Funds Manufacturing Investments Business Operations Clinical Trials Commercial Launch

Near - term Milestones 31 2021 2022 2023 Full Launch Comprehensive promotional rollout to patients and physicians Q4 2021 Manufacturing Completion of first commercial scale facility in Q4 2021 with expected 4X capacity in Q2 2022E Breakeven Expected annual breakeven cash flow in 2023E Weight loss study in people with diabetes and pre - diabetes Possible new indication for adolescents with excess weight Functional constipation topline results in late 2022E / early 2023E Non - alcoholic fatty liver disease (NAFLD) topline results Additional Pipeline Opportunities Full Plenity Launch

Investment Highlights 32 Large Addressable Market with Broadest Label of Any Weight Management Approach Beta Product Launch Demonstrates High Demand FDA Cleared Innovative and Proprietary Solution Ready to Scale Strong R&D Pipeline Targeting Adjacent Markets Seeks to become Market Leader with Blockbuster Potential. High Growth, High Margin Subscription Business Experienced and Passionate Leadership Team Committed to Long - term Success

Plenity is indicated to aid in weight management in adults with excess weight or obesity, body mass index (BMI) of 25 to 40 kg/m², when used in conjunction with diet and exercise. Important Safety Information Patients who are pregnant or are allergic to cellulose, citric acid, sodium stearyl fumarate, gelatin, or titanium dioxide sh oul d not take Plenity . To avoid impact on the absorption of medications: o For all medications that should be taken with food, take them after starting a meal. o For all medications that should be taken without food (on an empty stomach), continue taking on an empty stomach or as recommended by your physician. The overall incidence of side effects with Plenity was no different than placebo. The most common side effects were diarrhea, distended abdomen, infrequent bowel movements, and flatulence. Contact a doctor right away if problems occur. If you have a severe allergic reaction, severe stomach pain, or severe diarrhea, stop using Plenity until you can speak to your doctor. Rx Only . For the safe and proper use of Plenity or more information, talk to a healthcare professional, read the Patient Instructions for Use , or call 1 - 844 - PLENITY.

Appendix

Detailed Transaction Overview ( US$Million ) 35 1. Inclusive of a $10mm PIPE commitment from Kennedy Lewis Investment Management conditioned upon the closing of a $100mm secured credit facility with the Company, which is subject to the completion of due diligence, final documentation and customary closing conditions Pro Forma Valuation Illustrative price per share $10.00 Pro forma shares outstanding (million) 2,3 132.8 Equity value $1,328 ( - ) Net cash 2,4 (364) Enterprise value $964 Sources Common equity PIPE (at $10.00 per share) $100 1 Capstar cash - in - trust 2 276 Stock consideration to Gelesis shareholders 900 Total sources $1,276 Valuation Multiples Enterprise Value / 2022E net sales 5.6x Enterprise Value / 2023E net sales 2.2x Uses Cash to balance sheet 2 $340 Stock consideration to Gelesis shareholders 900 Fees and expenses 36 Total uses $1,276 68% 21% 7% 4% Pro Forma Ownership (at $10.00 per share) 3 Existing Gelesis Shareholders Capstar Investors PIPE Investors Capstar Founders 2. Assumes no redemptions. 3. Excludes the dilutive impact of Capstar public warrants and sponsor warrants, earn - out shares issued to Gelesis’ existing shareholders, and existing unvested and future equity awards. 4. Assumes existing net cash of $23.8mm as of 03/31/21.

2.2x 8.1x 3.4x 3.3x 10.2x 10.6x 4.7x 8.2x 8.2x Valuation and Operational Benchmarking 36 TEV / 2023E Revenue 1 Gelesis Premium / (Discount) to Peers TEV / 2023E Gross Profit 1 Gelesis Premium / (Discount) to Peers 21 - 23E Revenue Growth CAGR 1 23E Gross Margin 1 Consumer Subscription 3 Disruptive Healthcare 2 21.4% 312.3% 41.6% 6.4% 11.0% 32.2% 18.2% 18.8% 26.2% 56.5% 63.3% 37.5% 36.9% 31.2% 70.7% 80.8% 75.3% 61.9% (76%) (84%) (63%) (67%) (76%) (74%) (44%) (73%) (73%) (73%) (36%) (33%) (78%) (79%) (53%) (73%) Health and Wellness Consumer Health and Wellness DTC 4.9x 8.5 x 8.2 x 8.2 x 13.8x 11.3x 14.2x 12.9x 1. Company filings and Factset as of 07/13/21 2. Includes: ACCD, AMWL, GDRX, ONEM, PHR, and TDOC 3. Includes: BMBL, CHGG, COUR, MTCH, NFLX, PTON, and SPOT 3.4x 21.6x 9.2x 10.5x 14.5x 13.1x 6.2x 12.9x 14.2x

GLOW Study
Completed 6-month FDA Pivotal Trial
Statistically Significant Improvement vs. Placebo

6 Months
Multi-center, Randomized, Double-blind, 300 kcal/day deficit

Plenity
2.25 g BID
223 subjects

Lunch (Plenity), Dinner (Plenity)

Placebo
213 subjects

Lunch (Placebo), Dinner (Placebo)

United States
44%

Europe
56%



436 overweight and obese patients, including those with:
- Normoglycemic
- Prediabetes
- Type 2 diabetes

Co-primary
- Placebo-adjusted weight loss ≥ 3%
- Proportion of patients with weight loss of ≥ 5%

Secondary
Changes in key glycemic control parameters

Source: Greenway, F. et. al, A Randomized, Double-Blind, Placebo-Controlled Study of Gelesis100: A Novel Nonsystemic Oral Hydrogel for Weight Loss. *Obesity* (2018) 0, 1-12. doi:10.1002/oby.22347.

37
GELESIS

Plenity (n) Placebo (n) % of subjects withdrew because of AE 1 3.6% (8) 3.3% (7) % of subjects with any TEAE 1 71.3% (159) 70.6% (149) % of subjects with severe TEAE 3.6% (8) 4.7% (10) % of subjects with moderate TEAE 39.5% (88) 39.3% (83) % of subjects with mild TEAE 55.6% (124) 55.5% (117) # of subjects with serious TEAE 0 1 2 Excellent Demonstrated Safety Profile of PLENITY Similar to Placebo 38 1. AE = Adverse Event, TEAE = Treatment Emergent Adverse Event. 2. Benign colon tumor, partial resection of colon, full recovery. Source: Greenway, F. et. al, A Randomized, Double - Blind, Placebo - Controlled Study of Gelesis100: A Novel Nonsystemic Oral Hydrogel for Weight Loss. Obesity (2018) 0, 1 - 12. doi:10.1002/oby.22347.

Plenity (N=223) Placebo (N=211) Gastrointestinal Disorders # of Events % Patient with Event [% (n/N)] # of Events % Patient with Event [% (n/N)] All 158 37.7% (84/223) 105 27.5% (58/211) Mild 119 28.3% (63/223) 83 20.4% (43/211) Moderate 35 8.1% (18/223) 20 6.6% (14/211) Severe 4 1.3% (3/223) 2 0.5% (1/211) Most of the Product - related GI Adverse Events were Mild 39 Source: Greenway, F. et. al, A Randomized, Double - Blind, Placebo - Controlled Study of Gelesis100: A Novel Nonsystemic Oral Hydrog el for Weight Loss. Obesity (2018) 0, 1 - 12. doi:10.1002/oby.22347.

No Individual GI Adverse Event was Statistically Different than Placebo 40 1. Possibly or probably related. Source: Greenway, F. et. al, A Randomized, Double - Blind, Placebo - Controlled Study of Gelesis100: A Novel Nonsystemic Oral Hydrog el for Weight Loss. Obesity (2018) 0, 1 - 12. doi:10.1002/oby.22347. Plenity % (n) Placebo % (n) p - value GI - related AEs 1 37.7% (84) 27.5% (58) 0.0248 Diarrhea 10.3% (23) 7.6% (16) 0.4015 Abdominal distension 10.8% (24) 5.7% (12) 0.0579 Infrequent bowel movements 9.0% (20) 4.7% (10) 0.0910 Flatulence 8.5% (19) 4.7% (10) 0.1272 Abdominal pain 4.9% (11) 2.8% (6) 0.3258 Constipation 4.5% (10) 4.7% (10) 1.0000

Gelesis Platform Potential Expansion to Large Adjacent Populations 41 Note: There is some overlap among the conditions that are represented by the blue circles; FC = Functional Constipation. 1. Based on 2013 - 2014 cycle of NHANES data. 2. CDC National Diabetes Statistics Report 2020. 3. Depending on the need for a safety study, this may be a product extension date. 4. HUS 2018; Statista 5. https://pubmed.ncbi.nlm.nih.gov/31002489/. 6. The Liver Foundation, 2020 statistics. 2019 Plenity for excess weight 2021 GS200 in prediabetes & diabetes Early 2022E Plenity in adolescents 3 2022E GS500 for FC 2023E GS300 for NAFLD ~35 MM 5 ~150 MM 1 ~120 MM 2 ~64 MM 6 ~5 MM 4 Metabolic conditions Functional GI disorder Extension to adjacent populations (expected study readout dates); circle sizes and numbers represent millions of patients in the US

Gelesis Patents 42 Patent Families Gelesis products are protected by 9 families of patents and patent applications with more than 100 individual issued patents in major markets around the world, covering composition of matter, methods of use, and methods of production for product candidates and the platform technology, including Plenity (GS100), GS200, GS300, and GS500 9 Composition Patents covering Plenity (GS100) and GS200 composition of matter have been granted in US, Europe, China, Japan, Russia, Australia, and Canada (and are pending in additional territories) Methods of Use Uses of Gelesis hydrogels for treating obesity and reducing caloric intake are currently protected by three issued patents in the U.S. and corresponding patents have also been granted or allowed in Europe, Canada, China, Japan, Russia, Australia, Canada, and Mexico Provisional Applications One U.S. provisional application is also pending , which is directed to methods of treating GI - related metabolic diseases Protection through at least 2035 with issued and pending patents (in US and ex - US) broadly covering compositions of matter, methods of use and methods of production, with potential for extensions